CERTIFICATE OF SECRETARY



      The Undersigned, being the duly elected and acting Secretary of Pennsylvania Manufacturers Corporation (the "Company"), does hereby certify as follows:

      A) The named officer below was at the time he signed the Federal Income Tax Allocation Agreement and is currently a duly elected and acting officer of the Company in the capacity set forth opposite his name below and that the facsimile signature is true and correct as of the date hereof;

             NAME                   TITLE                   SIGNATURE
             ----                   -----                   ---------

      Francis W. McDonnell       Sr. VP & CFO          /s/ Francis W. McDonnell
                                                       ------------------------

      B) Said officer was duly authorized, on behalf of the Company, to negotiate, execute and deliver the Federal Income Tax Allocation Agreement by and between Pennsylvania Manufacturers Corporation and certain of its affiliates, a copy of which is annexed hereto as Exhibit "A."

      C) The Federal Income Tax Allocation Agreement is a binding and authorized contract enforceable in all respects in accordance with its terms.

     WITNESS MY HAND and seal this 24th day of September, 1996.

                                                /s/ Robert L. Pratter
                                                -------------------------------
                                                Robert L. Pratter
                                                Secretary


Sworn to and subscribed
before me this 24th day
of September, 1996.


/s/ Helen K. Geckle
-------------------
Notary Public

My Commission expires:

-----------------------------------
          NOTARIAL SEAL
  HELEN K. GECKLE, Notary Public
 Whitpain Twp., Montgomery County
My Commission Expires Dec. 14, 1999
-----------------------------------

                                   Exhibit "A"

                     FEDERAL INCOME TAX ALLOCATION AGREEMENT


      This TAX ALLOCATION AGREEMENT ("Agreement") is made by and between Pennsylvania Manufacturers Corporation (hereinafter referred to as "Parent"), and the following affiliates:

Pennsylvania Manufacturers' Association              Ajon, Inc.
   Insurance Company                                 Rosemarie, Inc.
PMA Reinsurance Corporation                          Cris-Jen, Inc.
Manufacturers Alliance Insurance Company             Aud-Evad, Inc.
Pennsylvania Manufacturers Indemnity Company         Walprop, Inc.
Mid-Atlantic States Casualty Company                 DP Corp.
Lee-Ward, Inc.                                       REM Corp.
Sarfred, Inc.                                        Gulph Industries, Inc.
Syl-Bar, Inc.                                        Dauphin Equities, Inc.
PMA Services, Inc.                                   Pennsylvania Manufacturers
Wisteve, Inc.                                           Association Finance Co.
Marpan, Inc.                                         925 Chestnut, Inc.
Lorjo Corp.                                          Mid-Atlantic States
Presque, Inc.                                           Investment Company
PMA Management Corporation


      This Agreement is made with reference to the following facts and circumstances:

      o The parties are members of an affiliated group ("Affiliated Group") as defined in Internal Revenue Code Section 1504.

      o The Affiliated Group has filed consolidated federal income tax returns since tax year 1982 and is required to file consolidated tax returns for subsequent years.

      o Pennsylvania Manufacturers Corporation shall be referred to herein as the parent company and each of the other companies listed above shall be referred to as the subsidiary members of the group.

      o     The meaning of net operating loss (NOL), alternative minimum tax
            (AMT), and environmental tax is the meaning given these terms in the Internal Revenue Code (IRC) and Treasury Regulations.

      It is the intent and desire of the parties that a method be established for allocating the consolidated tax liability of the Affiliated Group among its Members, and for reimbursing the Parent for payment of such tax liability

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties do hereby agree as follows:

      (1) Preparation of Consolidated Tax Return. A U.S. consolidated income tax return shall be filed by the Parent for the taxable year ended December 31, 1996, and for each subsequent taxable period in respect of which this Agreement is in effect and for which the Affiliated Group is required or permitted to file a consolidated tax return. Each subsidiary member of the group shall execute and file such consent, elections and other documents that may be required or appropriate for the proper filing of such returns.

      (2) Allocation of Tax Liability. For each tax period, each subsidiary member of the Affiliated Group shall compute its separate federal income tax liability as if it had filed a separate tax return and shall pay such amount to the parent. For purposes of this agreement, any liability for AMT and environmental tax shall be treated as part of the member's separate tax liability. Furthermore, no benefit with regard to minimum tax credit (MTC), which would be carried forward if the subsidiary member of the affiliated group had actually filed a separate federal tax return, is attributable to the subsidiary members of the group for any year in which a consolidated tax return is filed. Nor shall any subsidiary member of the group be allocated credit for any net operating losses which would be carried forward or carried back if the subsidiary member of the affiliated group had actually filed a separate federal tax return. The separate return tax liability of each member shall be computed in a manner consistent with the provisions of Section 1552(a)(2) of the IRC and Treasury Regulation Section 1.1552-1(a)(2)(ii), provided that the carryover of any NOL, AMT credit, or any other tax attribute related to a prior period tax liability of the group shall be disregarded.

      (3) Payment. Payment of the consolidated tax liability for a taxable period shall include the payment of estimated tax installments due for such taxable period, and each subsidiary shall pay to the Parent its share of each payment within 30 days of receiving notice of such payment from the Parent, but in no event later than the due date for each such payment. Any amounts paid by a subsidiary on account of a separate return or separate estimated tax payments that are credited against the consolidated tax liability of the Affiliated Group shall be included in determining the payments due from such subsidiary. Any overpayment of estimated tax based on the allocation principles stated herein should be refunded to the subsidiary.

      (4) Revised Tax Liabilities. If the consolidated tax liability is adjusted for any taxable period, whether by means of an amended return, claim for refund, or after a tax audit by the Internal Revenue Service, the liability of each member shall be recomputed to give effect to such adjustments. In the case of a refund of tax paid, the Parent shall make payment to each member for its share of the refund, determined in the same manner as in paragraph 2 above, within 30 days after the refund is received by the Parent. In the case of an increase in tax liability, each member shall pay to the Parent its allocable share of such increased tax liability within 30 days after receiving notice of such liability from the Parent.

      (5) If during a consolidated return period the Parent or any subsidiary acquires or organizes another corporation that is required to be included in the consolidated return, then such corporation shall join in and be bound by this agreement.

      (6) This agreement shall supersede the Federal Income Tax Allocation Agreement previously entered into by the Parent and the subsidiaries and shall apply to the tax year ending December 31, 1996, and all subsequent taxable periods unless the Parent and the subsidiary members of the group agree to terminate the agreement. Notwithstanding such termination, this agreement shall continue in effect with respect to any payment or refunds due for all taxable periods prior to termination.

      (7) The Agreement shall be binding on and inure to the benefit of any successor, whether by statutory merger, acquisition of assets, or otherwise, to any of the parties hereto, to the same extent as if the successor had been an original party to the Agreement.

      (8) Arbitration. Any controversy or claim arising out of or relating to this agreement, or the breach thereof, shall be settled by arbitration in accordance with the rules then obtaining of the American Arbitration Association, and judgment payable by the parties as a result of such a recomputation which is due to an amended consolidated return shall be paid within 30 days of the filing thereof, and any additional amount so payable due to adjustments made by the taxing authorities shall be paid in accordance with Sections 3 and 4 hereof.

      (9) Assignability. This Agreement shall not be assignable or transferable by any party hereto without the prior written consent of the others.

      (10) Inspection of Records. Each party or its duly accredited representative shall have free access to the books and records of the other parties at all reasonable times for the purpose of obtaining information concerning this Agreement.

      (11) Termination. This Agreement may be terminated by any party on sixty
(60) days written notice to the other parties, and upon such termination, any sums due from such party to the others hereunder or which would have been due as a result of filing a consolidated Federal Income Tax Return for the tax year in which such termination occurs shall be apportioned as of the date of termination of this Agreement. It is the intent of the parties that this Agreement remain in full force and effect as to each subsidiary member of the group with respect to all periods of the year during which it remains a member of the group. This paragraph shall not be read, however, to require a subsidiary to contribute to consolidated tax liability for any period for which it files a separate return. Allocations of consolidated tax liability shall be made hereunder only for periods covered by this agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized representatives on September 24, 1996.

Pennsylvania Manufacturers Corporation       PMA Reinsurance Corporation

By: /s/ Francis W. McDonnell                 By: /s/ Francis W. McDonnell
    ----------------------------------           ------------------------------
Title: CFO                                   Title: CFO
       -------------------------------              ---------------------------


Pennsylvania Manufacturers' Association      Pennsylvania Manufacturers
Insurance Company                            Indemnity Company

By: /s/ [CLIENT SUPPLY]                      By: /s/ [CLIENT SUPPLY]
    ----------------------------------           ------------------------------
Title: VP -- Finance                         Title: VP -- Finance
       -------------------------------              ---------------------------


Manufacturers Alliance Insurance             Mid-Atlantic States Investment
Company                                      Company\

By: [CLIENT SUPPLY]                          By: /s/ [CLIENT SUPPLY]
    ----------------------------------           ------------------------------
Title: VP -- Finance                         Title: VP -- Finance
       -------------------------------              ---------------------------


Mid-Atlantic States Casualty Company         Sarfred, Inc.

By: /s/ [CLIENT SUPPLY]                      By: /s/ Francis W. McDonnell
    ----------------------------------           ------------------------------
Title: VP -- Finance                         Title: Treasurer
       -------------------------------              ---------------------------


Lee-Ward, Inc.                               PMA Services, Inc.

By: /s/ Francis W. McDonnell                 By: /s/ [CLIENT SUPPLY]
    ----------------------------------           ------------------------------
Title: Treasurer                             Title: VP -- Finance
       -------------------------------              ---------------------------


Syl-Bar, Inc.                                Ajon, Inc.

By: /s/ Francis W. McDonnell                 By: /s/ Francis W. McDonnell
    ----------------------------------           ------------------------------
Title: Treasurer                             Title: Treasurer
       -------------------------------              ---------------------------


Wisteve, Inc.                                Chris-Jen, Inc.

By: /s/ Francis W. McDonnell                 By: /s/ Francis W. McDonnell
    ----------------------------------           ------------------------------
Title: Treasurer                             Title: Treasurer
       -------------------------------              ---------------------------


Rosemarie, Inc.                              Aud-Evad, Inc.

By: /s/ Francis W. McDonnell                 By: /s/ Francis W. McDonnell
    ----------------------------------           ------------------------------
Title: Treasurer                             Title: Treasurer
       -------------------------------              ---------------------------

Rem Corp.                                    Gulph Industries, Inc.

By: /s/ Francis W. McDonnell                 By: /s/ Francis W. McDonnell
    ----------------------------------           ------------------------------
Title: Treasurer                             Title: Treasurer
       -------------------------------              ---------------------------


Dauphin Equities, Inc.                       Pennsylvania Manufacturers'
                                             Association Finance Company

By: /s/ Francis W. McDonnell                 By: /s/ [CLIENT SUPPLY]
    ----------------------------------           ------------------------------
Title: Treasurer                             Title: VP -- Finance
       -------------------------------              ---------------------------


Walprop, Inc.                                925 Chestnut, Inc.

By: /s/ Francis W. McDonnell                 By: /s/ Francis W. McDonnell
    ----------------------------------           ------------------------------
Title: Treasurer                             Title: Treasurer
       -------------------------------              ---------------------------


Marpan, Inc.                                 Lorjo, Inc.

By: /s/ Francis W. McDonnell                 By: /s/ Francis W. McDonnell
    ----------------------------------           ------------------------------
Title: Treasurer                             Title: Treasurer
       -------------------------------              ---------------------------


PMA Management Corporation                   Presque, Inc.

By: /s/ [CLIENT SUPPLY]                      By: /s/ Francis W. McDonnell
    ----------------------------------           ------------------------------
Title: VP -- Finance                         Title: Treasurer
       -------------------------------              ---------------------------


DP Corp.

By: /s/ [CLIENT SUPPLY]
    ----------------------------------
Title: VP -- Finance
       -------------------------------